UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 2, 2009

RANCHER ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 18th Street, Suite 3400, Denver, CO 80202
 (Address of Principal Executive Offices) (Zip Code)

(303)629-1125
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2009, Rancher Energy Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) in Denver, Colorado.  At the Meeting, the Company’s Board of Directors was elected.  The details of the Meeting are discussed further in Section 8 – Other Events of this Current Report.

(b) Removal of Directors and Officers.

As a result of the Meeting, Messrs. John H. Works, William A. Anderson, Joseph P. McCoy, Patrick M. Murray, Myron (Mickey) M. Sheinfeld and Mark A. Worthey, were not elected to serve another term as directors.

On October 1, 2009, John H. Works’ employment with the Company was terminated and Mr. Works was removed as Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer of the Company.

(c) Appointment of Officers.

On October 2, 2009, Jon C. Nicholaysen was elected Chief Executive Officer and President and Mathijs van Houweninge was elected Secretary and Treasurer of the Company.

Jon Nicolaysen, 62

In 1985, Mr. Nicolaysen completed the American Businessman's Exchange Program. In 1986, he completed the W.K. Kellogg Foundations Fellowship Wyoming Agriculture Leadership Program. In 1970, he received an MS in Business Administration from the University of Wyoming, and in 1968, he earned his BS in Business Administration from Colorado College.

From 1970 to the present, Mr. Nicolaysen has been Vice President and President of Cole Creek Sheep Company, Inc., a cattle and sheep ranching and farming operation. From 1989 to June of 2009, he was president of Parkerton Ranch, Inc., a cattle and sheep ranching and farming operation. From 1988 to the present, he's been president of JK Minerals, Inc., an oil production and mineral leasing company. From 1995 to June 2009, he was the President of Cole Creek Outfitters, Inc., a guiding and hunting operation. From 1998 to the present he has been President, and was a founding member of, Seven Cross Ranches, LLC; Wcamp, FLLC; Sagebrush Land Management, FLLC, all of which are real estate development companies.

From 2001 to 2008, Mr. Nicolaysen was a unit operator for JK Minerals, Inc. From 2004 - 2007 Mr. Nicolaysen was an operator of Big Muddy Field for Wyoming Mineral Exploration, LLC., of which he was a founding member. From 2007 - 2008, he was a founding member of Muddy Mineral Exploration, LLC in Wyoming. From 2008 to May 1, 2009, he was a board member of Ameriwest Energy Corp.

Jon C. Nicolaysen, the Company’s Chief Executive Officer and President and A.L. Sid Overton, Director and Chairman of the Board, are brothers-in-law.

(d) Election of Directors

As a result of the Meeting, Andrei Stytsenko, Silvia Soltan, Vladimir Vaskevich, Mathijs van Houweninge, A.L. Sid Overton and Jeffrey B. Bennett were elected to the Board of Directors of the Company and to serve until the next Annual Meeting of the Shareholders or until their successor is duly elected and qualified.  Mr. A.L. Sid Overton was elected as the Chairman of the Board of Directors.

No material plan, contract or arrangement has been consummated with the Company’s Directors or Officers as of this date.

The elected directors’ biographical information, is as follows.

A.L. Sid Overton, 68, Chairman of the Board

In 1964, Mr. Overton received his B.A. from the University of North Dakota. In 1966, he earned his L.L.B. from the University of North Dakota School of Law, and in 1969, he earned his J.D. from the University of North Dakota School of Law. Since 1998, Mr. Overton has worked as a lawyer for Overton & Associates, LLC.

Andrei Stytsenko, 44, Director

In 1996, he received a degree in Petroleum Engineering from Ivano-Frankivsk (Ukraine) Technical Oil & Gas University. From March 2008 to present, he's been retired. From May 2006 - March 2008, Mr. Stytsenko was with Ensign Drilling in Calgary, Alberta. From February 2004 until mid-May 2006, Mr. Stytsenko served as founder, President, Principal Executive Officer, Treasurer, Principal Financial Officer, and Director of Metalex Resources, Inc., which changed its name to Rancher Energy Corp. in May 2006. From January 2000 until February 2004, Mr. Stytsenko was the secretary and a Director of Aberdene Mines Limited. From 1985 to 1996, Mr. Stytsenko was the managing supervisor for Ivano Frankovski Drilling Company, located in North Russia. Mr. Stytsenko's responsibilities included drilling holes up to 13,000 feet in depth for the exploration of oil and gas. From 1997 until 1998, Mr. Stytsenko was field supervisor for Booker Gold Exploration located in Vancouver, British Columbia. Mr. Stytsenko's responsibilities included core loding, assaying and mapping.

Silvia Soltan, 30, Director*

In 2001, Ms. Soltan received her BS of Arts and Science from the University of Toronto. From January 2002 until February 2005, Ms. Soltan has worked in Executive Customer Relations at IBM Canada Ltd. From December 2007 to the present, she has been President of Aden Solutions, Inc.

Vladimir Vaskevich, 31, Director*

In 2005, Mr. Vaskevich received a diploma from the Sauder School of Business, UBC in Canada. From 2001 - 2006, Mr. Vaskevich was the President of Operations and a director of Centre City Health Recovery, Inc. From 2007 to the present, he has been President of Riverdale Mining, Inc.

Mathijs van Houweninge, 43, Director

Mr. van Houweninge studied Cognitive Artificial Intelligence at the University of Utrecht, The Netherlands. In 1998, he attended the Young Managers Programme at Insead Business School in Paris. In addition to being self-employed since 1992, Mr. van Houweninge was the founder and CEO of "Effective," a Dutch software and consultancy firm, from 1992 - 2002. From September 2007 to April 2008, Mr. van Houweninge was an associate at Advisor Falcon Capital in London. From May 2008 to December 2008, he was a Partner at Falcon Capital in London.

He currently serves as a Director of the following companies and organizations: Nieuwe Regentesseschool, a Dutch primary school (Utrecht, November 2004, non-profit); Blackwater Midstream Corp., a midstream gas storage facility (New Orleans, May 2008, listed); Cybercity 3D, a 3D modeling and marketing company (El Segundo, February 2008, non-listed); SkyPostal Networks, Inc., an air courier services company (Miami, April 2008, listed); IonIP bv, a network and business intelligence technology firm (Amsterdam, June 2008, non-listed); and Skillcity, an ICT support organization (Utrecht, August 2008, non-profit).

Jeffrey B. Bennett, 54, Director

Mr. Bennett obtained a Bachelor's of Arts from Western State College of Colorado in 1979, majoring in Biology. Mr. Bennett has been a co-owner/partner in TCF Services, Inc. From 2005 to present and a co-owner/partner in Flame Energy, Inc. from May 2005 to present. He was Vice President of Operations of NQL Energy Services in Alberta, Canada from June 2003 through 2005. He was employed by Black Max Downhole Tools, Inc. From May 2001 through 2003, as a Region Manager. From 2000 to 2001, Mr. Bennett was operations manager for the western United States for Sharewell, Inc.

* Directors Soltan and Vaskevich are husband and wife.

SECTION 8 – OTHER EVENTS

Item 8.01 – Other Events

Annual Shareholders’ Meeting

On September 30, 2009, Rancher Energy Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) at the Law Offices of Patton Boggs LLP, 1801 California Street, Suite 4900, Denver, Colorado at 11:00 a.m. (MDT).

The sole proposal at the meeting was the election of the board of directors.  Prior to the Meeting, a group of shareholders called the Stytsenko Group filed a proxy statement soliciting proxies to elect alternative director nominees to the board of the directors in opposition to those director nominees proposed by the Company.  The Company’s shareholders were asked to vote for six directors between two slates of nominees.  The results were as follows:

PROPOSAL1:  Election of the board of directors (management* and opposition slate**) until the next Annual Meeting:

Director Nominee	FOR	WITHHELD

John H. Works *	19,965,497	931,109
William A. Anderson*	20,020,944	875,662
Joseph P. McCoy*	20,021,533	875,073
Patrick M. Murray*	20,020,944	875,662
Myron (Mickey) M. Sheinfeld*	20,020,944	875,662
Mark A. Worthey*	20,021,533	875,073

Andrei Stytsenko**	53,941,804	71,251
Silvia Soltan**	53,935,004	78,051
Vladmir Vaskevich**	53,944,804	68,251
Mathijs van Houweninge**	53,927,113	85,942
A.L. “Sid” Overton **	53,944,804	68,251
Jeffrey B. Bennett**	53,935,004	78,051

As of the record date of the Meeting, there were 119,516,723 shares of the Company’s common stock issued and outstanding.

As a result of the Meeting, Andrei Stytsenko, Silvia Soltan, Vladmir Vaskevich, Mathijs van Houweninge, A.L. “Sid” Overton and Jeffrey B. Bennett were elected to the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

RANCHER ENERGY CORP.

By:	/s/ A.L. “Sid” Overton
A.L. “Sid” Overton

Date: October 2, 2009